UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 25, 2017

ALLSCRIPTS HEALTHCARE SOLUTIONS, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-35547	36-4392754
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

222 Merchandise Mart Plaza, Suite 2024,

Chicago, Illinois 60654

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (312) 506-1200

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

On August 31, 2017, Allscripts Healthcare Solutions, Inc. (“Allscripts”) filed a Current Report on Form 8-K (the “Initial Report”) to report that, on August 25, 2017, Allscripts completed the transactions contemplated by an asset purchase agreement with NantHealth, Inc. (“NantHealth”), pursuant to which Allscripts acquired substantially all of the assets of NantHealth’s provider/patient engagement solutions business, including NantHealth’s FusionFX solution and components of its NantOS software connectivity solutions (the “Business”). Allscripts conveyed to NantHealth 15,000,000 shares of NantHealth common stock (par value $0.0001 per share) previously owned by Allscripts as consideration for the acquired Business.

Allscripts applied the consolidation rules of Accounting Standards Codification Topic 810 - Consolidation, and concluded that Allscripts has the power to direct the activities of the Business that most significantly impact its economic performance as it has control over 100% of the acquired assets. Therefore, Allscripts will account for its investment in the Business on a consolidated basis and the financial results of the Business will be consolidated with Allscripts’ beginning from the acquisition date of August 25, 2017. This Amendment No. 1 to the Initial Report (this “Form 8-K/A”) amends the Initial Report to include the historical audited combined abbreviated financial statements of the Business, the interim historical unaudited combined abbreviated financial statements of the Business and the unaudited pro forma combined abbreviated financial information required by Items 9.01(a) and 9.01(b) of Form 8-K that were excluded from the Initial Report in reliance on the instructions to such items. This Form 8-K/A should be read in conjunction with the Initial Report.

Item 9.01.	Financial Statements and Exhibits.
(a)	Financial statements of businesses acquired.

The combined statements of assets acquired and liabilities assumed of the Business as of July 2, 2017 (unaudited) and January 1, 2017 (audited) and the related statements of net revenue and direct expenses for the six months ended July 2, 2017 (unaudited) and July 3, 2016 (unaudited) and for the year ended January 1, 2017 (audited), including the notes thereto and the report of the independent auditors thereon, are filed as Exhibit 99.1 to this Form 8-K/A.

(b)	Pro forma financial information.

The unaudited pro forma combined abbreviated financial information of Allscripts Healthcare Solutions, Inc. which reflects the acquisitions of the Business and the 2016 acquisitions of Netsmart, Inc. and HealthMEDX, LLC, is furnished as Exhibit 99.2 to this Form 8-K/A.

(d)	Exhibits.

Exhibit No.	Description

23.1	Consent of Ernst & Young, LLP, Independent Auditors for the provider/patient engagement solutions business of NantHealth, Inc.

99.1	Combined abbreviated financial statements of the provider/patient engagement solutions business of NantHealth, Inc., including the notes thereto.

99.2	Unaudited pro forma combined abbreviated financial information.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLSCRIPTS HEALTHCARE SOLUTIONS, INC.
Date: November 9, 2017
	By:	/s/ Dennis M. Olis
Dennis M. Olis Chief Financial Officer

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